UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 4, 2010

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6600 North Military Trail
Boca Raton, FL	33496
(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report:

None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 4, 2010, the Board of Directors (the “Board”) of Office Depot, Inc. (the “Company”), upon the recommendation of the Corporate Governance and Nominating Committee, appointed Thomas J. Colligan to serve as a director of the Board. There were no arrangements or understandings pursuant to which Mr. Colligan was elected as a director, and there are no related party transactions between the Company and Mr. Colligan reportable under Item 404(a) of Regulation S-K. The Board has affirmatively determined that Mr. Colligan qualifies as an “independent director” under the New York Stock Exchange listing rules and the Company’s Corporate Governance Guidelines. The Board has appointed Mr. Colligan to serve on the Audit Committee of the Board.

Mr. Colligan has been Vice Dean of The Wharton School’s Aresty Institute of Executive Education since September 2007 where he is responsible for the non-degree executive education programs. From 2004 to 2007, Mr. Colligan served as a managing director at Duke Corporate Education, a corporation that provides custom executive education and is affiliated with Duke University’s Fuqua School of Business. Prior to joining Duke Corporate Education, Mr. Colligan was Vice Chairman of PricewaterhouseCoopers LLP (“PwC”) from 2001 to 2004 and served PwC in various other capacities from 1969 to 2004, including as a Partner. During his employment at PwC, Mr. Colligan developed PwC’s market strategy as well as a firm-wide strategy for managing client relationships. He also advised Fortune 500 companies in various industries including technology, telecommunications, pharmaceuticals and consumer products. Mr. Colligan previously served as a director of Schering-Plough Corporation, Anesiva, Inc. and Educational Management Corporation. He has a degree in accounting from Fairleigh Dickinson University.

For his service as a non-executive director of the Board and his membership on the Audit Committee, Mr. Colligan will receive the same retainer fees as other non-executive directors, pro-rated to reflect his term of service. A description of non-executive director retainer fees and committee fees is set forth in the section entitled “Director Compensation” in the Company’s proxy statement filed March 11, 2009 which section is incorporated herein by reference.

A copy of the Company’s press release announcing the election of Mr. Colligan to the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

Exhibit Number	Description

99.1	News release of Office Depot, Inc. issued on January 5, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.

Date: January 5, 2010	By:	/S/ ELISA D. GARCIA C.
Elisa D. Garcia C.
Executive Vice President, General Counsel & Corporate Secretary

Exhibit Index

Exhibit Number	Description

99.1	News release of Office Depot, Inc. issued on January 5, 2010.